UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event
reported): March 10, 2011,


WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)


(State of
Incorporation) Nevada

(Commission File
Number)
000-32231

(IRS Employer
Identification
No.)52-2236253

8880 West Sunset Road Suite 130
Henderson. Nevada 89148
(Address of principal executive offices) (Zip Code)

404-223-2301
(Registrant?s telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act


Winsonic Digital Cable Systems Network
re-launches development and Super computer cloud centeral office Lab With fiber optic network application development environments that exist in most carrier labs, WDCSN re-launched a pair of services targeted at building cloud applications and services.

WDCSN Business Development has form a venture with two other compaines Swagg Media being one of them
WDCSN cloud, is a cloud service that will be hosted in WDCSN central office colo,WDCSN Lab data centers that provides tools, storage, and interfaces designed to support millions of users.This service provides super computing, storage capacity,middleware,digital delivery Services, digital content, VOD, and medical services.

ACTION OF THE BOARD OF DIRECTORS OF
WINSONIC DIGITAL CABLE SYSTEMS NETWORK
TAKEN BY WRITTEN CONSENT IN LIEU OF A MEETING
Effective as of March 10, 2011 the undersigned, constituting all of the members of the Board of Directors the Board of Winsonic Digital Cable Systems
Network,Corp,a Delware corporation the Company, do hereby: (i) consent to and adopt the following written resolutions in lieu of a meeting in accordance with Delware Revised Statutes, which shall have the same force and effect as a vote taken at a duly called and held meeting of the Board;
(ii) waive all requirements of notice; and (iii) direct that this consent be filed with the minutes of the proceedings of the Board. Number of Directors
WHEREAS, pursuant to the Bylaws of the Company, the Board may fix the number of directors that comprise the Board from time to time; and WHEREAS, the Board desires to fix the number of directors that comprise the Board at three
(3) directors;NOW, THEREFORE, BE IT RESOLVED, the number of directors comprising the Board shall be fixed hereby at three (3) directors.
Appointment of Director
WHEREAS, the number of directors on the
Board has been increased from one (1) directors to three (3) directors, and as a result there is currently two (2) vacancy on the Board;
WHEREAS, pursuant to the Bylaws of the Company, the Board may take action to fill vacancies on the Board that arise from time to time; and WHEREAS, the Board deems it to be in the best interest of the Company to elect a director to fill the vacancy on the Board to direct the Companys policies and affairs NOW,

THEREFORE, BE IT RESOLVED, that the following persons be and hereby is elected as a director of the Company to serve until the next annual meeting of the stockholders of the Company and until his successor is duly elected and qualified:John Bellamy, and Dr. Earnest Carter General BE IT RESOLVED, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed to do, or cause to be done, on behalf of and in the name of the Company, any and all such other acts and things, and to sign, seal, attest, acknowledge, verify, and deliver any and all certificates, undertakings, agreements and other documents, as they may deem necessary, appropriate or desirable in order to carry out the purposes of the foregoing resolutions; and

FURTHER RESOLVED, that Winsonic Digital Cable System
Network,Corp. will sign a settlement agreement with Carbo Investments for WinSonic Digital
Cable Systems Network, Corp, Broadcast Center,
Super Computer Lab, Customer Care Support Service,
Winsonic Film lab, and Network Operations Center.
FURTHER RESOLVED, that this Consent shall be effective upon the execution hereof by the members of the Board and may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one in the same instrument, and facsimile transmissions of the signatures provided for below may be relied upon, and shall have the same force and effect, as the originals of such signatures.